SCHEDULE 14A
                                (Rule 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
         Proxy Statement Pursuant to Section 14(a) of the Securities
               Exchange Act of 1934 (Amendment No.           )

      Filed by the registrant                    [X]
      Filed by a party other than the registrant [ ]
      Check the appropriate box:
      [ ] Preliminary proxy statement
      [X] Definitive proxy statement
      [ ] Definitive additional materials
      [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      EXCALIBUR TECHNOLOGIES CORPORATION
- ------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

- ------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy  Statement)
Payment of filing fee (Check the appropriate box):
    [X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
    [ ] $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
- ------------------------------------------------------------------------------
    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transactions applies:

    (3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

    (4) Proposed maximum aggregate value of transaction:

- ------------------------------------------------------------------------------
      [X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:  $125.00

      (2) Form, schedule or registration statement no.: PRELIMINARY PROXY STATEMENT

      (3) Filing party:  EXCALIBUR TECHNOLOGIES CORPORATION

      (4) Date filed:    MAY 17, 1996


- ------------------------------------------------------------------------------

- --------
  (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                       EXCALIBUR TECHNOLOGIES CORPORATION
                          1921 Gallows Road, Suite 200
                             Vienna, Virginia 22182

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Excalibur Technologies Corporation, a Delaware corporation ("Excalibur" or the "Company"), will be held at The University Club located at 1 West 54th Street, New York, New York 10022, at 10:00 a.m. on Friday, June 28, 1996, for the following purposes:

            Proposal 1. To elect eleven directors of the Company for terms expiring at the 1996 Annual Meeting;

            Proposal 2. To approve the adoption of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock, par value $.01 per share, from 20,000,000 to 40,000,000 shares.

            Proposal 3. To consider and act upon a proposal to approve an increase in the number of shares of common stock which may be granted under the 1989 Stock Option Plan from 2,450,000 to 3,450,000.

            Proposal 4. To consider and act upon a proposal to approve the Excalibur Technologies Corporation 1996 Employee Stock Purchase Plan.

and to transact such other business as may properly come before the meeting or any adjournment thereof.

      The close of business on May 30, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

      PLEASE SIGN, DATE AND MAIL YOUR PROXY IN THE ENVELOPE PROVIDED FOR YOUR CONVENIENCE. YOU MAY REVOKE THIS PROXY AT ANY TIME AND, IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON.

                                    By Order of the Board of Directors,

                                          James H. Buchanan
                                          Secretary
Dated:      May 28, 1996

                       EXCALIBUR TECHNOLOGIES CORPORATION




                         Annual Meeting of Shareholders




                                 PROXY STATEMENT


      This Proxy Statement is being mailed to shareholders on or about May 31, 1996 in connection with the solicitation of proxies for use at the 1996 Annual Meeting of Shareholders of Excalibur Technologies Corporation, a Delaware corporation (the "Company"), to be held at the time and place and for the purposes set forth in the accompanying Notice of Meeting. The Company's principal executive offices are located at 1921 Gallows Road, Suite 200, Vienna, Virginia 22182.

      On May 10, 1996, there were outstanding 12,352,167 shares of common stock, par value $.01 per share, each entitled to one vote. The Board of Directors has fixed May 30, 1996 as the record date for the determination of the shareholders entitled to notice of and to vote at the Meeting.

      A form of proxy is enclosed for use at the Meeting. The proxy may be revoked by a shareholder at any time prior to the exercise thereof, and any shareholder present at the meeting may revoke his proxy thereat and vote in person if he or she so desires. When such proxy is properly executed and returned, the shares it represents will be voted at the meeting in accordance with any instructions noted thereon. If no direction is indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked prior to exercise) will be voted for the election of the nominees for directors named herein (unless authority to vote is withheld) and in favor of all other proposals stated in the Notice of Meeting and described in this Proxy Statement.

      The Company's Annual Report for the fiscal year ended January 31, 1996 is enclosed with this Proxy Statement for each shareholder.

PROPOSAL 1

                              ELECTION OF DIRECTORS

General

      Eleven individuals, eight of whom are members of the present Board of Directors, have been nominated for election as directors of the Company until the next annual meeting and until their respective successors are elected and qualified. Three individuals, who are not presently directors of the Company, have been nominated for election as directors: Donald R. Keough, the Chairman of the Board of Allen & Company Incorporated and formerly President, Chief Operating Officer and a Director of The Coca-Cola Company; John G. McMillian, formerly Chairman and Chief Executive Officer of Northwest Energy Company and Allegheny & Western Energy Corporation; and Shaun C. Viguerie, First Vice President-Investments with J.C. Bradford & Company.

      The persons named in the proxy, who have been designated by the management, intend, unless otherwise instructed on the proxy card, to vote for the election to the Board of Directors of the persons named below. If any nominee should become unavailable to serve, the proxy may be voted for the election of another person designated by the Board of Directors. The Board has no reason to believe any of the persons named will be unable to serve if elected. The affirmative vote of the holders of a plurality of the shares of common stock voting at the meeting is necessary for the election of directors.


Information Concerning Directors and Nominees

      Information regarding each nominee for director is set forth in the following table:

Name                       Age        Position

Richard M. Crooks, Jr.     56         Chairman of the Board of Directors

Patrick C. Condo           39         President and Chief  Executive  Officer,
                                      Director

Edwin R. Addison           39         Executive Vice President, Director

James W. Dowe, III         54         Chief Scientist, Director

Jay H. Diamond             44         Director

J. M. Kennedy              49         Director

W. Frank King III          56         Director

Philip J. O'Reilly         58         Director

Donald R. Keough           69         Nominee

John G. McMillian          69         Nominee

Shaun C. Viguerie          65         Nominee

      Richard M. Crooks, Jr. has been Chairman of the Board of Directors and a Director of the Company since June 1990. Mr. Crooks has been a President of RMC Consultants, a financial advisory services firm, since June 1990. Mr. Crooks is a director of and consultant to Allen & Company Incorporated (Allen), a privately held investment banking firm, which is the Company's principal shareholder. Mr. Crooks served as a Managing Director of Allen for more than five years prior to June 1990. Mr. Crooks is a director of IMRE Corporation, a biotechnology company engaged in developing, manufacturing and marketing products for the treatment of immune-related diseases and cancers.

      Patrick C. Condo was elected Chief Executive Officer in November, 1995 and was elected to be a Director in January, 1996. Mr. Condo was elected President in May, 1995. He became Executive Vice President in January 1995 after being the Director of Business Development since November 1992. From October 1987 to
November 1992, Mr. Condo held several manager level positions for Digital Equipment Corporation's Image, Video and Voice Business Unit and Software Business Group in New Hampshire.

      Edwin R. Addison became the Executive Vice President and a Director of the Company in July 1995 in connection with the Company's acquisition of ConQuest Software, Inc., which Mr. Addison helped found in 1989. Mr. Addison was the President of ConQuest. Prior to ConQuest, Mr. Addison was a Senior Associate at Booz Allen & Hamilton and a Senior Program Manager with Westinghouse Electric Corporation. He has served from time to time as a part-time graduate instructor in Computer Science and Electrical Engineering at The Johns Hopkins University in Baltimore, Maryland.

      James W. Dowe III has been the Company's Chief Scientist since its formation in February 1980, and from February 1980 until June 1990, he was the Chairman of the Board. He was also President and Chief Executive Officer from the date of the Company's formation until July 1984. Mr. Dowe is a consultant to the Company and is a frequent keynote speaker at industry events.

      Jay H. Diamond has been a Director of the Company since February 1989. Mr. Diamond has been a partner in the law firm of Tenzer Greenblatt LLP, in New York, New York, since February 1996. Prior to that, he was a partner in the law firm of Holtzmann, Wise & Shepard, in New York, New York, where he had been in practice for more than five years.

      J.M. Kennedy has been a Director of the Company since March 1992. He also held the position of Chief Executive Officer of the Company from January 1992 to November 1995, and he was President of the Company from May 1992. From January 1990 to January 1992, Mr. Kennedy was a partner in Geneva Group International, a management consulting and search firm specializing in emerging software companies. Prior to that, he held several sales, marketing and management positions with Cullinet Inc., Seagate Technology, GRID Systems and IBM.

      W. Frank King III was elected a Director of the Company in June 1992. He is presently President and a Director of PSW Technologies, formerly Pencom Software, a leading provider of technology and resources for open systems computing. From 1988 to November 1991, Dr. King was a Senior Vice President of Development of Lotus Development Corporation, a software company. Prior to joining Lotus, Dr. King held various positions with IBM over 17 years, the most recent as Vice President of Development in its Entry Systems Division. Dr. King is a director of Weitek Corporation, a semiconductor company, State of the Art, Inc., a developer of high-end microcomputer accounting software, SystemSoft Corporation, a software engineering company, and Auspex, Inc., a computer server manufacturer.

      Philip J. O'Reilly has been a Director of the Company since April 1988. Mr. O'Reilly is a partner in the law firm of O'Reilly, Marsh, Kearney & Corteselli P.C., in Mineola, New York. Mr. O'Reilly has been in private practice for more than the past five years. Mr. O'Reilly is a director of
IMRE Corporation, a biotechnology company engaged in developing, manufacturing and marketing products for the treatment of immune-related diseases and cancers.

      Donald R. Keough has been an advisor to the Board of Directors of The Coca-Cola Company since April 15, 1993, and Chairman of the Board of Allen & Company Incorporated, a New York investment banking firm, since April 15, 1993. Mr. Keough retired as President, Chief Operating Officer and a Director of The Coca-Cola Company on April 15, 1993, where he had been employed since 1950. From 1986 to 1993, he also served as Chairman of the Board of Coca-Cola Enterprises, Inc., the world's largest bottling system. Mr. Keough serves on the Boards of Directors of Allen & Company Incorporated, National Service Industries, Inc. (a diversified manufacturing and service company), H.J. Heinz Company, The Washington Post Company, Home Depot, Inc.
and McDonald's Corporation.

      John G. McMillian owns a half interest in Peter Hughes Diving Company, a charter company, and Contender Boats, Inc., a boat manufacturer. He was Chairman and Chief Executive Officer of Allegheny & Western Energy Corporation, a natural gas production and distribution company, from July, 1987 until July 1995, when the company was sold. In October, 1986, Mr. McMillian purchased Burger Boat Company, Inc., a boat manufacturer and served as its Chairman and Chief Executive Officer until March, 1989, when the company was sold. He was the founder and served as Chairman and Chief Executive Officer of Northwest Energy Company, a major supplier of natural gas, from 1973 to 1983. Mr. McMillian serves on the Board of Directors of /Sun Trust/Miami, N.A.

      Shaun C. Viguerie is First Vice President - Investments with J.C. Bradford & Co. in New Orleans, Louisiana, a securities brokerage firm, where he has been employed for more than the past five years. Mr. Viguerie has been in the securities industry for forty years. He has been a member of the New York Stock Exchange, the Chicago Board of Trade, the Chicago Mercantile Exchange, and other commodity exchanges.


Information Concerning the Board of Directors and its Committees

      The Board of Directors held 7 meetings during the fiscal year ended January 31, 1996; the Committees of the Board of Directors held 20 meetings. The average attendance in the aggregate of the total number of meetings of the Board and the total number of Committee meetings was 96%. Each director attended more than 75% of the meetings of the Board of Directors.

      The Board of Directors has established a number of Committees, including the Audit Committee, the Compensation Committee and the Stock Option Plan Administration Committee. The Audit Committee, comprising three directors (Mr. Diamond, Chairman, Dr. King and Mr. O'Reilly) meets with the
Company's management, including its Chief Financial Officer and its independent accountants several times a year to discuss internal controls and accounting matters, the Company's financial statements, and the scope and results of the auditing programs of the independent accountants. The Audit Committee met six times during fiscal 1996. The Compensation Committee, comprising three directors (Mr. Diamond, Chairman, Dr. King and Mr. O'Reilly) administers management compensation and makes recommendations in that regard to the Board. The Compensation Committee met two times during fiscal 1996. The Stock Option Plan Administration Committee comprising two directors (Mr. Diamond and Mr. O'Reilly) administers the Company's Stock Option Plan. The Stock Option Plan Administration Committee met 12 times during fiscal 1996.

      Each non-employee director, who is not an officer of the Company, is paid $5,000 for each meeting of the Board or its Committees they attend, in person or by telephone, up to a maximum of $20,000 per fiscal year. Mr. Crooks and Mr. Diamond are not paid the foregoing fees. All directors are reimbursed for their expenses in attending meetings of the Board or of its Committees. Each non-employee director receives options to purchase 25,000 shares of common stock of Excalibur upon joining the Board and additional options to purchase 25,000 shares of common stock of Excalibur after each subsequent five year period of service as a member of the Board. The Chairman is granted additional options to purchase 25,000 shares of common stock of Excalibur upon being elected Chairman and after each subsequent five year period of service.



PROPOSAL 2

                 AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                      TO INCREASE THE AUTHORIZED SHARES OF
               COMMON STOCK FROM 20,000,000 TO 40,000,000 SHARES

      At the Annual Meeting, the shareholders will be asked to consider and to vote upon an amendment to the Certificate (the "Proposed Amendment") to increase the number of authorized shares of Common Stock from 20,000,000 to 40,000,000 shares. The form of the Proposed Amendment to the Company's Certificate is attached as Exhibit A hereto.

      The Company is authorized pursuant to the Certificate to issue up to 20,000,000 shares of Common Stock. As of May 10, 1996, the Company had outstanding 12,352,167 shares of Common Stock, 271,800 shares are reserved for issuance upon conversion of the outstanding shares of cumulative convertible preferred stock and 2,912,146 shares are reserved for issuance upon exercise of outstanding options and options available for grant under the Company's Stock Option Plans.

Purpose and Effect of Amendment

      The Board of Directors considers the Proposed Amendment advisable in order to provide flexibility for future capital requirements. The development of the Company to date has been financed to a considerable extent through the issuance of Common Stock in public and private offerings and the acquisition of ConQuest Software, Inc. ("ConQuest") was effected by issuing shares of common stock in exchange for shares of ConQuest. Therefore, the Board of Directors believes that it is important the Company be in a position to make additional issuances of its Common Stock or convertible securities if circumstances warrant such issuances to enable the Company to raise capital or to make acquisitions. Approval by shareholders of the Proposed Amendment at the Annual Meeting could also result in the Company avoiding the need in the future to call and hold a special shareholder's meeting for such purpose.

      If the Proposed Amendment is adopted, the Board of Directors will be empowered to authorize the issuance of the additional shares of Common Stock without further shareholder approval. Such purposes could include, without limitation, issuance of shares of Common Stock in public or private sales for cash as a means of obtaining capital for use in the Company's business, employee benefit plans or as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or properties. The Company does not presently have any plans, agreements, understandings or arrangements that will or could result in the issuance of any shares of Common Stock for such purposes. Although such additional shares could be used to dilute the stock ownership of or otherwise create voting impediments to persons seeking to obtain control of the Company, approval of the Proposed Amendment is not being sought for that purpose.

      The issuance of additional shares of Common Stock would result in dilution to the interests of the Company's shareholders. None of the Company's common shareholders has any preemptive rights.

      In the event that the Proposed Amendment is not approved at the Annual Meeting, the Company's ability to obtain financing or to make acquisitions through the issuance of shares of Common Stock will continue to be limited to the number of currently authorized shares.


Recommendation and Vote

      The Board of Directors believes that the Proposed Amendment is advisable in order to provide flexibility for further capital requirements. Adoption of this proposal requires an affirmative vote by the holders of a majority of the outstanding Common Stock. Any shares not voted (whether by abstention, broker non-vote or otherwise) have the effect of a negative vote. The Board believes that the Proposed Amendment is in the best interests of the Company and recommends that shareholders vote "FOR" the Proposed Amendment to the Company's Certificate of Incorporation to increase the authorized shares of Common Stock from 20,000,000 to 40,000,000 shares.

PROPOSAL 3

 APPROVAL OF AN  INCREASE  IN THE NUMBER OF SHARES OF COMMON  STOCK WHICH MAY BE
    GRANTED UNDER THE 1989 STOCK OPTION PLAN FROM 2,450,000 TO 3,450,000.


      In September 1989, the Board of Directors of the Company and its Stockholders approved the Company's Incentive Stock Option Plan (the "1989 Plan"), a copy of which is attached as Exhibit B. The purpose of the 1989 Plan, which provides for grant of options to purchase shares of the Company's Common Stock ($.01 par value) is to promote the interest of the Company and its shareholders by providing long-term incentives to those persons with significant responsibility for the success and growth of the Company, by strengthening the Company's ability to recruit and obtain officers and other employees of the Company, and by aligning the interests of such persons with those of the Company's shareholders by facilitating their purchase of equity interest in the Company. At present, the 1989 Plan authorizes the granting of stock options and other forms of incentive compensation to purchase 2,450,000 shares of the Company's Common Stock. The Company has granted options to purchase 2,047,437 shares under the 1989 Plan, almost all of the shares available. Accordingly, in order to continue to offer incentive compensation to new and existing employees in the form of stock ownership of the Company and for the Company to be able to issue stock options and other forms of stock-based incentive compensation, the Board has deemed it advisable to amend the 1989 Plan to increase the number of share authorized to be issued under the 1989 Plan to 3,450,000 shares from 2,450,000 shares. In the opinion of the Board, the authorization to issue additional shares would provide the necessary flexibility to motivate and reward the employees of the Company in a manner that would improve the Company's financial performance.

      All other provisions of the 1989 Plan, as approved and amended by the Stockholders, would remain in effect. The 1989 Plan provides a limit of 2,450,000 on the number of shares available from grants under the 1989 Plan. As of May 10, 1996, 402,563 shares remain available for grant under the 1989 Plan.

      It is not possible to determine the number or value of awards that would have been distributed if the 1989 Plan, as amended, had been in effect during the year ended January 31, 1996.


Recommendation and Vote

      The Board of Directors believes that the proposed increase is advisable in order to permit further grants under the 1989 Plan. Adoption of this proposal requires an affirmative vote by the holders of a majority of the outstanding Common Stock present and entitled to vote at the meeting. Any shares not voted, whether by abstention, broker non-vote or otherwise, have no impact on the vote. The Board recommends that shareholder vote "FOR" the proposal to increase the number of shares authorized to be issued under the 1989 Plan to 3,450,000 shares from 2,450,000 shares.

PROPOSAL 4

                            APPROVAL AND ADOPTION OF
                        1996 EMPLOYEE STOCK PURCHASE PLAN


      In 1996, the Board of Directors adopted the Stock Purchase Plan subject to stockholder approval. The following summary of the Stock Purchase Plan does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of such plan, annexed hereto as Exhibit C.

      The purpose of the Stock Purchase Plan is to encourage eligible employees to acquire shares of the Company's Common Stock. The Company, by means of the Stock Purchase Plan, wishes to provide a plan whereby employees can acquire shares of Common Stock on a payroll deduction basis. The Company believes that employee participation in ownership of the Company on this basis will be to the mutual benefit of the employees and the Company.

Shares Reserved for the Plan

      The aggregate number of shares of Common Stock which may be purchased under the Plan shall not exceed 250,000, subject to adjustment in the event of stock dividends, stock splits, combination of shares, recapitalizations, or other changes in the outstanding Common Stock. Any such adjustment will be made by the Board. Shares issues under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

Eligible Participants

      All active employees of the Company are eligible. Approximately 133 employees would have been eligible to participate as of May 1, 1996.

Material Features of the Plan

      Beginning August 1, 1996, the Company may make grants of options on February 1, and/or August 1 of each year the Plan is in effect or on such other date as the Committee (as defined herein) shall designate. Each option period shall last for six months ending on the July 31 or January 31 immediately following the grant of options or on such dates as the Committee determines.

      Each eligible employee on a date of exercise shall be entitled to purchase shares of Common Stock at a purchase price equal to 85% of the closing sale price of shares of Common Stock in the over-the-counter market on the applicable date of exercise. Dates of exercise shall take place on the last day of each three month period ending January 31, April 30, July 31 and October 31 in which Common Stock is traded in the over-the-counter market during the applicable option period.

      Payment for shares of Common Stock purchased under the Plan will be made by authorized payroll deductions from an eligible employees' Eligible Compensation (as defined herein) or, when authorized by the Committee, an eligible employee may pay an equivalent amount for such shares. "Eligible Compensation" means an eligible employee's total regular compensation payable from the Company or a participating subsidiary of the Company during an option period.

      Eligible employees who elect to participate in the Plan will designate a stated whole percentage equaling at least 1%, but no more than 10% of Eligible Compensation, to be deposited into a periodic deposit account. On each date of exercise, the entire periodic deposit account of each participant in the Plan is used to purchase whole shares of Common Stock. The Company shall maintain a stock purchase account for each participant to reflect the shares of Common Stock purchased under the Plan by each participant. No participant in the Plan is permitted to purchase Common Stock under the Plan at a rate that exceeds $25,000 in fair market value of Common Stock, determined at the time options are granted, for each calendar year.

      All funds received by the Company from the sale of Common Stock under the Plan may be used for any corporate purpose.

Tax Treatment

      The following is a brief summary of the Federal income tax aspects of awards to be made under the Performance Plan based upon the Internal Revenue Code of 1986, as amended (the "Code") and other statutes, regulations and interpretations in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state or local tax consequences.

      It is intended that the Stock Purchase Plan will constitute an "employee stock purchase plan" under the provisions of Section 423 of the Code. No Federal income tax liability will result from the grant or exercise of an option to purchase shares of Common Stock pursuant to the Stock Purchase Plan, although amounts deducted from payroll will be includible in an employee's compensation as ordinary income. Participants will recognize gain or loss for Federal income tax purposes upon disposition of the shares of Common Stock acquired upon exercise of options purchased pursuant to the Stock Purchase Plan in an amount equal to the difference between the amount received for such shares and the price paid therefor upon exercise of the option. Such gain or loss will likely constitute capital gain or loss for Federal income tax purposes. In the event of a disqualifying disposition as defined in Sections 421 and 423 of the Code (generally a sale of the shares within 2 years after the option grant), participants would recognize ordinary income, rather than capital gains on the difference between the exercise price and the stock's fair market value on the date of grant, and the Company would generally be entitled to a deduction under
Section 162 of the Code to the extent that such ordinary income is realized by the participants.



New Plan Benefits

      It is not possible to determine how many eligible employees will participate in the Plan in the future. Therefore, it is not possible to determine with certainty the dollar value or number of shares of Common Stock that will be distributed under the Plan. The Company anticipates, however, that on the average approximately 50,000 shares of Common Stock will be distributed annually during the five-year term of the Plan. Based on a per share price of $20 (the closing sale price of the Common Stock in the over-the-counter market on Friday, May 10, 1996) the benefits of the Plan during fiscal 1996 would have been as follows:

                       EXCALIBUR TECHNOLOGIES CORPORATION
                        1996 EMPLOYEE STOCK PURCHASE PLAN

Name                         Dollar Value ($)    Number of Shares

Patrick Condo                    $  3,405            170

James Buchanan                        912             45

James W. Dowe                       2,206            110

Executive Group                    15,816            790

Non-Executive                     125,294          6,264
Officer/Employee Group



Plan Administration and Termination

      The Board of Directors of the Company, or its delegate, shall appoint a committee (the "Committee"), which shall be composed of one or more employees, to administer the Plan on behalf of the Company. The Committee may delegate any or all of the administrative functions under the Plan to such individuals, subcommittees, or entities as the Committee considers appropriate. The committee may adopt rules and procedures not inconsistent with the provisions of the Plan for its administration. The Committee's interpretation and construction of the Plan is final and conclusive.

      The Board may at any time, or from time to time, alter or amend the Plan in any respect, except that, without approval of the shareholders of Excalibur Technologies Corporation, no amendment may increase the number of shares reserved for purchase, or reduce the purchase price per share under the Plan, other than as described above.

      The Board shall have the right to terminate the Plan or any offering at any time for any reason. The Plan is anticipated to continue in effect through July 31, 2001.

      Adoption of this proposal requires an affirmative vote by the holders of a majority of the outstanding Common Stock present and entitled to vote at the meeting. Any shares not voted (whether by abstention, broker non-vote or otherwise) have no impact on the vote. The Board recommends that shareholders vote FOR the approval of the Excalibur Technologies Corporation 1996 Employee Stock Purchase Plan.

Executive Compensation.

Summary Compensation Table

      The following table is the compensation paid by the Company for each of the three years in the period ended January 31, 1996 to the Chief Executive Officer and each of the other four most highly compensated current executive officers of the Company whose compensation exceeded $100,000:

                                                                      Long Term Compensation
                                                                      ----------------------
                        Annual Compensation                              Awards             Payouts
                        -------------------                              ------             -------
                                                         Other               Securities           All
                                                         Annual  Restricted  Under-               Other
                                                         Compen-   Stock     lying      LTIP      Compen-
Name and Principal          Fiscal                       sation    Award     Option/   Payouts    sation
Position                     Year  Salary($)  Bonus($)     ($)      ($)      SARs(#)     ($)       ($)

Patrick C. Condo             1996   146,833    46,128      --        --      200,000     --      131,862 (1)
Chief Executive              1995    94,633    73,856      --        --       75,000     --         --
 Officer and                 1994    73,333    30,668      --        --       15,000     --         --
 President

Edwin R. Addison (2)         1996    87,500    78,250      --        --       40,000     --         --
Executive Vice
 President

James H. Buchanan (3)        1996    51,705      --        --        --      100,000     --       50,000 (9)
Vice President, Chief
 Financial Officer,
 Secretary and
 Treasurer

James W. Dowe III            1996   125,000      --        --        --         --       --         --
Chief Scientist              1995   125,000      --        --        --         --       --         --
                             1994   125,000      --        --        --         --       --         --

J. M. Kennedy (4)            1996   200,000    33,000      --        --         --       --        4,923 (6)
                             1995   225,000    20,000      --        --         --       --      124,178 (7)
                             1994   250,000   145,000      --        --         --       --       86,547 (8)

David Lambert (5)            1996    64,787    63,000      --        --       50,000     --       10,000 (9)
                             1995   125,000    41,875      --        --         --       --       24,000 (9)
                             1994   125,000    43,240      --        --       95,000     --       16,000 (9)

Mr. Crooks, the Chairman of the Company, does not receive a salary or any cash compensation.

(1)  Reimbursed relocation payments of $78,194 and reimbursed taxes $53,668.

(2) Mr. Addison joined the Company on July 20, 1995 when the Company acquired ConQuest Software, Inc.

                                     - 11 -


(3)  Mr. Buchanan joined the Company on September 13, 1995.

(4) Mr. Kennedy resigned as Chief Executive Officer in November, 1995 as a consequence of a stroke which he suffered in August, 1995.

(5) Mr. Lambert resigned as Chief Financial Officer, Secretary and Treasurer as of June 16, 1995.

(6)  Reimbursed relocation expense of $2,569 and reimbursed taxes of $2,354.

(7) Reimbursed commuting expenses of $13,282, relocation expenses of $54,528 and reimbursed taxes of $56,368.

(8)  Reimbursed commuting expenses of $42,754 and reimbursed taxes of $43,793.

(9)  Reimbursed relocation expenses.

                                     - 12 -




Option Grants in Last Fiscal Year
                                                                      Potential Realizable
                  Individual Grants                                     Value at Assumed
                  -----------------                                      Annual Rates of
                            % of Total                                     Stock Price
                             Options                                     Appreciation for
                            Granted to      Exercise                        Option Term
               Options      Employees in     or Base      Expiration        -----------
Name           Granted (#)   Fiscal Year      Price          Date        5% ($)       10% ($)
- ----           -----------   -----------  --------------   ---------  -----------   ----------
Patrick C.
  Condo        200,000 (1)      21.9%   100,000 - $12.41    6/2/2005     $780,460   $1,977,830
                                        100,000 - $15.97   11/1/2005   $1,004,340   $2,545,210

Edwin R.
  Addison       40,000 (1)       4.4%             $15.23   7/20/2005     $383,122     $970,908

James H.
  Buchanan     100,000 (1)      11.0%    30,000 - $16.85   9/13/2005     $317,907     $805,638
                                         70,000 - $15.97   11/1/2005     $703,038   $1,781,647
James W.
  Dowe III           0            --                 --       --              --           --

J. M.
  Kennedy (2)        0            --                 --       --              --           --

David
  Lambert (3)   50,000 (1)       5.5%              $7.44   2/02/2005     $233,950     $592,872

(1)  These options vest in equal 12-1/2% increments every six months.

(2) Mr. Kennedy resigned as an employee of the Company in November, 1995, as a consequence of the stroke he suffered in August, 1995.

(3)  Mr. Lambert resigned as an employee of the Company as of June 16, 1995.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Values

      The following table sets forth, for each of the executive officer names in the Summary Compensation Table above, each exercise of stock options during the fiscal year ended January 31, 1996, and the year-end value of unexercised options:


                                                Number of Securities      Value of
                                                     Underlying          Unexercised
                                                     Unexercised         In-the-Money
                                                    Options/SARS at    (Options/SARS at
                       Shares                       Fiscal Year-End   Fiscal Year-End ($)
                     Acquired on                       Exercisable/      Exercisable/
      Name           Exercise(#)  Value Realized     Unexercisable    Unexercisable (1)
      ----                        --------------     -------------    ------------------
Patrick C. Condo         0             0                300,000      $840,700/$3,947,200
                                                 33,750/266,250

Edwin R. Addison         0             0                192,526      $4,128,062/$446,950
                                                 157,526/35,000

James H. Buchanan        0             0                100,000             0/$1,176,600
                                                      0/100,000

James W. Dowe III     20,000        $443,025            175,000             $2,895,750/0
                                                      175,000/0

J. M. Kennedy(2)     160,000      $4,331,936            175,000             $1,921,500/0
                                                      175,000/0

David Lambert (3)     36,250        $127,113                0/0                      0/0


(1) The closing price of the Company's common stock on January 31, 1996, the last trading day of the Company's fiscal year, was $28.00 per share.

(2) Mr. Kennedy's employment was terminated in November 1995 as a result of a stroke which he suffered in August, 1995.

(3)   Mr. Lambert resigned as an employee of the Company as of June 16, 1995.

Report of the Compensation Committee

  The following is the Report of the Compensation Committee of the Board of Directors, describing the compensation policies and rationale applicable to the Company's executive officers with respect to the compensation paid to such executive officers for the fiscal year ended January 31, 1996 (the information contained in the report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission (SEC) nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the Securities Act), or the Securities Exchange Act of 1934, as amended (the Exchange Act), except to the extent that the Company specifically incorporates it by reference into such filing):

      As members of Compensation Committee, it is our duty to set compensation policies applicable to the Company's executive officers and to evaluate the performance of the Company's executive officers.
      The compensation policy of the Company is that a substantial portion of the annual compensation of each executive officer should relate to and be contingent upon the performance of the Company, as well as the individual contribution of each executive officer. Under the Company's bonus scheme, bonuses are paid based upon the Company attaining certain sales, expense and profitability goals and on each officer's individual contribution to the Company's attainment of such goals.

      Mr. Kennedy's base salary for fiscal 1996 was $200,000, which was determined by negotiation between Mr. Kennedy and the Company. For the fiscal year ended January 31, 1996, Mr. Kennedy was paid $33,000 for the achievement of certain goals during the fiscal year ended January 31, 1996. Mr. Kennedy suffered a stroke in August, 1995 and Pat Condo was then elected to serve as Chief Executive Officer. Mr. Kennedy resigned as an employee in November, 1995. His employment agreement provided that he be paid at the rate of $200,000 per annum until January 31, 1997.

      Mr. Condo's base salary for fiscal 1996 was $150,000 per annum, which was increased to $200,000 as of February 1, 1996. Mr. Condo's salary was determined by negotiation between Mr. Condo and the Company. Mr. Condo was paid $46,128 for the achievement of certain goals during the fiscal year January 31, 1996. Forty percent of Mr. Condo's potential bonus was based on the achievement of quarterly revenue goals; forty percent of his potential bonus was based on the achievement of profitability goals and twenty percent was awarded at the discretion of the Compensation Committee of the Board of Directors.

      During fiscal 1996, the Committee also considered stock option grants to each of the executive officers of the Company. If the officer received stock options, it was based on his responsibilities and relative position in the Company. These grants were approved by the Stock Option Plan Administration Committee which includes Mr. Diamond and Mr. O'Reilly and which administers the Company's Incentive Plan.

      No member of the Compensation Committee is a former or current officer or employee of the Company or any of its subsidiaries.

  Compensation Committee:     Jay H. Diamond
                              Philip J. O'Reilly
                              W. Frank King III

Compensation Committee Interlocks and Insider Participation

  Jay H. Diamond, a Director of the Company is a member of the law firm of Tenzer Greenblatt LLP, New York, New York, which is performing legal services in the current fiscal year. During the fiscal year ended January 31, 1996 Mr. Diamond was a member of the law firm of Holtzmann, Wise & Shepard, New York, New York. The fees paid to Holtzmann, Wise & Shepard did not exceed 5% of such firm's gross revenues for its last full fiscal year.



Performance Graph

  The following graph is a comparison of the cumulative total return to shareholders of the Company's Common Stock at January 31, 1996 since February 1, 1991 to the cumulative total return over such period of (i) the NASDAQ Stock Market-U.S., and (ii) the Standard & Poor's High Tech Composite, assuming an investment in each of $100 on February 1, 1991 and the reinvestment of dividends. The information contained in the Performance Graph shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.



    (Cumulative Total Return graph appears here, plot points are as follows)



                                    Fiscal Year Ended January 31,
                                    -----------------------------
                          1991     1992     1993     1994     1995     1996
Excalibur Technologies
 Corporation              100     124       91       84       55      204
NASDAQ Market Index       100     153      173      199      190      268
Standard & Poor's High
 Technology Composite     100     107      112      137      153      227

Employment Agreements

  On January 11, 1992, the Company entered into an Employment  Agreement with J.
M. Kennedy, which was subsequently amended in February 1993, September 1993, and February 1995 (as amended, the Employment Agreement). The Employment Agreement provides that Mr. Kennedy will serve as Chief Executive Officer of the Company until February 1, 1997. Under the Employment Agreement, Mr. Kennedy's annual salary is $200,000, and he is eligible to receive additional incentive compensation for achieving performance goals set by the Compensation Committee of the Board of Directors. Pursuant to the Employment Agreement, Mr. Kennedy received stock option grants to purchase 175,000 shares of Common Stock at $17.02 per share and to purchase 60,000 shares at $1.00 per share. Mr. Kennedy suffered a stroke in August, 1995, and as a consequence his employment was terminated in November, 1995. Pursuant to the terms of his Employment Agreement, he has been paid through January 31, 1997.

  On July 20, 1995, the Company entered into an Employment Agreement with Edwin Addison which provides that Mr. Addison will serve as Executive Vice President of the Company until July 20, 1997 at an annual salary of $150,000. Mr. Addison is eligible to receive additional incentive compensation upon the achievement of certain goals by the Company. Pursuant to his employment agreement Mr. Addison received options to purchase 40,000 shares of Common Stock at an exercise price of $15.23 per share.

Security Ownership of Certain Beneficial Owners and Management.

  The following table sets forth, as of May 10, 1996, information concerning the ownership of Common Stock of the Company of all persons known to the Company to beneficially own 5% or more of the Company's Common Stock, each director of the Company, each nominee who is not currently a director and all directors and executive officers of the Company as a group.

                                                               Percent
                                   Amount and Nature          of Class
Name and Address                      of Beneficial         Beneficially
of Beneficial Owner                  Ownership (1)             Owned
- -------------------                  -------------             -----
Allen & Company Incorporated       3,187,846(2)(3)             25.2%
711 Fifth Avenue
New York, NY 10022

Richard M. Crooks, Jr                367,850(4)                 3.0%

Patrick C. Condo                      83,750(5)                  *

Edwin R. Addison                     509,127(6)                 4.0%

J. M. Kennedy                        175,200(7)                 1.4%

James W. Dowe III                    175,492(8)                 1.4%

Philip J. O'Reilly                    30,000(9)                  *

Jay H. Diamond                         5,000(10)                 *

W. Frank King III                     13,000(11)                 *

Donald R. Keough                      30,000(12)                 *

John G. McMillian                          0

Shaun C. Viguerie                     27,710(13)                 *

All directors and
 executive officers                1,386,919(14)               10.6%
 as a group (9 persons)

                                     - 18 -


*    Represents less than one percent of the outstanding common stock.

(1) To the Company's knowledge, each person listed has sole voting and investment power as to the shares indicated, except as described below.

(2) Does not include 1,484,132 shares owned by persons, including Mr. Crooks and entities which, together with Allen & Company Incorporated may be considered a "group," as such term is defined by Section 13(d) of the Securities Exchange Act of 1934, because many of these persons or entities are Allen stockholders, officers, directors or relatives of the foregoing (as reported on Schedule 13D filed with the Commission on April 8, 1994). No person or entity included in this possible "group," with the exception of Allen & Company Incorporated, owns 5% or more of the outstanding common stock.
(3) Includes 271,800 shares of common stock issuable upon conversion of 27,180 shares of the Company's cumulative convertible preferred stock.

(4) Includes (a) 50,000 shares of common stock owned beneficially but not of record, issuable upon exercise of stock options of the Company at a price of $16.10 per share expiring June 28, 2000 and (b) 50,000 shares of common stock issuable upon exercise of stock options of the Company at a price of $20.56 per share expiring November 27, 2005. Does not include shares owned by Allen & Company Incorporated, of which Mr. Crooks is a director and as to which shares Mr. Crooks disclaims beneficial ownership..

(5) Includes (a) 8,750 shares of common stock owned beneficially but not of record upon exercise of stock options at a price of $12.40 per share expiring November 13, 2002; (b) 9,375 shares of common stock owned beneficially but not of record upon exercise of stock options at a price of $11.64 per share, expiring January 4, 2004; (c) 28,125 shares of common stock owned beneficially but not of record upon exercise of stock options at a price of $6.34 per share, expiring December 6, 2004; (d) 25,000 shares of common stock owned beneficially but not of record, issuable upon exercise of stock options at a price of $12.41 per share, expiring June 2, 2005; and (e) 12,500 shares of common stock owned beneficially but not of record, issuable upon exercise of stock options at a price of $15.97 per share expiring November 1, 2005.

(6) Includes (a) 127,767 shares of common stock owned beneficially but not of record, issuable upon exercise of stock options at a price of $1.04 per share, expiring April 30, 1997; (b) 13,732 shares of common stock owned beneficially but not of record, issuable upon exercise of stock options at a price of $2.07 per share expiring June 30, 1997; (c) 11,027 shares of common stock owned beneficially but not of record, issuable upon exercise of stock options at a price of $4.14 per share expiring December 31, 1998; and (d) 5,000 shares of common stock owned beneficially but not of record, issuable upon exercise of stock options at a price of $15.23 per share expiring July 20, 2005.

(7) Includes 175,000 shares of common stock owned beneficially but not of record, issuable upon exercise of stock options of the Company at a price of $17.02 per share, expiring January 11, 2002.

                                     - 19 -

(8) Includes (a) 100,000 shares of common stock owned beneficially but not of record, issuable upon exercise of stock options of the Company at a price of $8.125 per share, expiring May 17, 1999; (b) 50,000 shares of common stock owned beneficially but not of record, issuable upon exercise of stock options of the Company at a price of $15.95 per share, expiring July 1, 2000; (c) 25,000 shares of common stock owned beneficially but not of record, issuable upon exercise of stock options of the Company at a price of $15.75 per share, expiring May 8, 2001.

(9) Includes 25,000 shares of common stock owned beneficially but not of record, issuable upon exercise of stock options of the Company at a price of $13.00 per share expiring March 12, 2003.

(10) Includes 25,000 shares of common stock owned beneficially but not of record, issuable upon exercise of stock options of the Company at a price of $11.50 per share expiring February 28, 2004.

(11) Includes 13,000 shares of common stock owned beneficially but not of record, issuable upon exercise of stock options of the Company at a price of $12.50 per share, expiring July 2, 2002.

(12) Does not include shares owned by Allen & Company Incorporated, of which Mr. Keough is Chairman of the Board, and as to which shares Mr. Keough disclaims beneficial ownership.

(13) Includes 510 shares owned beneficially by Mr. Viguerie's spouse, as to which shares Mr. Viguerie disclaims beneficial ownership.

(14) Includes 766,776 shares of common stock owned beneficially but not of record, issuable upon exercise of stock options of the Company.


Certain Relationships and Related Transactions.

       Richard M. Crooks, Jr., the Chairman of the Board of Directors of the Company, is a director of and consultant to Allen & Company Incorporated. Donald
R. Keough, a nominee for election as a director, is the Chairman of the Board of Allen & Company Incorporated.

       In March, 1996 the Company completed a private placement of 350,000 shares of its common stock at a price of $25.00 per share. Allen & Company Incorporated served as placement agent and was paid a fee of $350,000.

       The Company's policy is that it will not make loans to, or enter into other transactions with directors, officers or affiliates unless such loans or transactions are approved by a majority of the Company's independent disinterested directors, may reasonably be expected to benefit the Company, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties. The Company believes that the transactions set forth herein were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties.

       The Company has adopted provisions in its Certificate of Incorporation that limit the liability of its directors for monetary damages arising from a breach of their fiduciary duty as directors, except to the extent otherwise required by the Delaware General Corporation Law. Such limitation of liability does not affect the availability of equitable remedies such as injunctive relief or rescission.

       See also "Compensation Committee Interlocks and Insider Participation" above.




Description of 1989 Stock Option Plan

       In September 1989, the Company adopted, and its shareholders approved, the 1989 Stock Option Plan (the "1989 Plan") which authorized the granting of stock options and other forms of incentive compensation to purchase up to 300,000 shares of the Company's common stock in order to attract and retain personnel who possess a high degree of competence, experience and motivation. In meetings in each of January 1991, September 1991, August 1992 and May 1993, the shareholders approved increases of 300,000, 300,000, 700,000 and 850,000 shares in the number of shares which may be granted under the 1989 Plan. Accordingly, at present, options to purchase up to 2,450,000 shares may be granted pursuant to the 1989 Plan.

       The 1989 Plan provides for the issuance of incentive stock options within the meaning of Section 422A of the Internal Revenue Code and non-incentive stock options, as well as stock appreciation rights. All employees, including officers and directors who are also employees, are eligible to be granted incentive stock options under the 1989 Plan. Non-incentive stock options may be granted under the 1989 Plan to employees or to other persons who perform substantial services for or on behalf of the Company, including officers and directors who are not members of the Stock Option Plan Administration Committee of the Board of Directors. Options are not transferable by the optionee, other than by will or the laws of descent and distribution, and are exercisable during the optionee's lifetime only by the optionee.

       The 1989 Plan is currently administered by the Stock Option Plan Administration Committee of the Board of Directors (the "Committee"), consisting of Jay H. Diamond and Philip J. O'Reilly. Subject to the terms of the 1989 Plan, the Committee has the authority to determine all terms and provisions under which stock options are granted under the 1989 Plan, including determining the individuals to whom options may be granted, the exercise price and number of shares subject to each option, the time or times during which all or a portion of each option may be exercised and certain other terms of each option. The maximum term of options granted under the 1989 Plan is ten years.

       Under the Company's 1989 Plan, incentive stock options have been granted to officers and key employees of the Company to purchase shares of the common stock at a purchase price equal to the fair market value of the common stock on the date of grant. The Committee has the power, when and to the extent it deems appropriate and with the consent of optionees, to substitute outstanding options with replacement options at a lower exercise price. Options granted and outstanding under the 1989 Plan vest over a period of up to four years. The 1989 Plan provides that optionees may be granted stock appreciation rights ("SARs") at the discretion of the Board of Directors. Upon the exercise of an SAR, payment will be made to the optionee by the Company in an amount equal to the excess of the fair market value of a share of common stock on the date of exercise over the option price. Payment may be made in shares of common stock, in cash, or partly in cash and partly in shares of common stock, as the Committee shall determine. When an SAR is exercised, the related stock option is surrendered; when a stock option is exercised, the related SAR, if any, is surrendered. No SARs have been granted to date under the 1989 Plan. The vesting schedule of outstanding options would accelerate under the 1989 Plan in the event of the occurrence of certain events constituting a change in control of the Company.

       Upon termination of an employee for cause, such employee's stock options will terminate. If the employee is involuntarily terminated without cause, his stock options will be exercisable for three months following termination or until the end of the option period, whichever is shorter. Upon the disability or retirement of the employee, stock options will be exercisable within the lesser of the remainder of the option period or one year from the date of disability or retirement. Upon the death of an employee, stock options will be exercisable by the deceased employee's representative within the lesser of the remainder of the option period or one year from the date of the employee's death. Unless otherwise determined by the Committee, only options which are exercisable on the date of termination, death, disability or retirement may be subsequently exercised. Options granted to non-employees including directors do not terminate upon termination of such persons' relationship with the Company.

       The 1989 Plan may be amended by the Board of Directors, except that the Board may not, without the approval of the Company's stockholders, increase the number of shares available for distribution, decrease the option price of a stock option below 100% of the fair market value at grant, change the pricing rule applicable for stock purchase rights, change the class of employees eligible to receive awards under the 1989 Plan or extend the term of any option award.

Description of 1995 Stock Option Plan

       The 1995 Stock Option Plan authorizes the granting of stock options and other forms of incentive compensation to purchase up to 400,000 shares of the Company's common stock in order to attract and retain personnel who possess a high degree of competence, experience and motivation. The terms of the 1995 Stock Option Plan are identical to the 1989 Stock Option Plan described above, except that the 1995 Stock Option Plan does not provide that optionees may be granted stock appreciation rights. The 1995 Stock Option Plan is currently administered by the Stock Option Plan Administration Committee of the Board of Directors consisting of Jay H.
Diamond and Philip J. O'Reilly.

Compliance With Section 16(a) of the Exchange Act

       Section 16(a) of the Securities Exchange Act of 1934 and regulations of the SEC thereunder require the Company's executive officers and directors, and persons who own more that ten percent of a registered class of the Company's equity securities, to file reports of initial ownership and changes in ownership with the SEC. Based solely on its review of copies of such forms received by the Company, or on written representations from certain reporting persons that no other reports were required for such persons, the Company believes that, during or with respect to the period from February 1, 1995 to January 31, 1996, all of the Section 16(a) filing requirements applicable to its executive officers, directors and ten percent shareholders were complied on a timely basis.



                                  OTHER MATTERS

Expenses of Solicitation

      The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, and the entire cost of such solicitation will be borne by the Company. In addition to the use of the mails, proxies may be solicited by directors, officers and employees of the Company, by personal interview, telephone and telegraph. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material and annual reports to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for reasonable out-of-pocket and clerical expenses incurred by them in connection therewith.

Discretionary Authority

      The Annual Meeting is called for the specific purposes set forth in the Notice of Meeting and discussed above, and also for the purpose of transacting such other business as may properly come before the Meeting. At the date of this Proxy Statement, the only matters which management intends to present, or is informed or expects that others will present for action at the Meeting, are those matters specifically referred to in such notice. As to any matters which may come before the Meeting other than those specified above, the proxy holders will be entitled to exercise discretionary authority.

                                    By Order of the Board of Directors,



                                          James H. Buchanan
                                          Secretary


Dated:      Vienna, Virginia
            May 28, 1996

                                                                       EXHIBIT A


                        Form of Proposed Amendment to the
                       Excalibur Technologies Corporation
                          Certificate of Incorporation


FOURTH:

          The Corporation  will  have  authority  to  issue  Forty-One   Million
          (41,000,000) shares of Capital Stock of which Forty Million (40,000,000) shares are Common Stock, $.01 par value per share (the "Common Stock") and One Million (1,000,000) shares are Preferred Stock, par value $.01 per share (the "Preferred Stock"), of which 49,587 shares are designated as Cumulative Preferred Stock (the "Convertible Preferred Stock").

                                                                       EXHIBIT B
                       EXCALIBUR TECHNOLOGIES CORPORATION

                               1989 INCENTIVE PLAN

                         SECTION 1. Purpose; Definitions

      The purpose of the Excalibur Technologies Corporation 1989 Incentive Plan (the "Plan") is to enable Excalibur Technologies Corporation (the "Company") to attract, retain and reward key employees of the Company and its Subsidiaries and Affiliates, and strengthen the mutuality of interests between such key employees and the Company's stockholders, by offering such key employees performance-based stock incentives and/or other equity interests or equity-based incentives in the Company, as well as performance-based incentives payable in cash.

      For purposes of the Plan, the following terms shall be defined as set forth below:

      (a) "Affiliate" means any entity other than the Company and its Subsidiaries that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

      (b)   "Board" means the Board of Directors of the Company.

      (c) "Book Value" means, as of any given date, on a per share basis (i) the stockholders' Equity in the Company as of the end of the immediately preceding fiscal year as reflected in the Company's consolidated balance sheet, subject to such adjustments as the Committee shall specify at or after grant, divided by
(ii) the number of then outstanding shares of Stock as of such year-end date (as adjusted by the Committee for subsequent events).

      (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

      (e) "Committee" means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

      (f) "Company" means Excalibur Technologies Corporation, a corporation organized under the laws of the State of Delaware, or any successor corporation.

      (g) "Deferred Stock" means an award made pursuant to Section 8 below of the right to receive Stock at the end of a specified deferral period.

      (h)   "Disability"   means   disability  as  determined  under  procedures
established by the Committee for purposes of this Plan.

      (i) "Disinterested Person" shall have the meaning set forth in Rule 16b-3(d)(3) as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "Exchange Act"), or any successor definition adopted by the Commission.

      (j) "Fair Market Value" means, as of any given date, unless otherwise determined by the Committee in good faith, the mean between the highest and lowest quoted bid price, regular way, of the Stock on the NASDAQ System or, if no such sale of Stock occurs on such date, the fair market value of the Stock as determined by the Committee in good faith.

      (k) "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422A of the Code.

      (l) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

      (m) "Other Stock-Based Award" means an award under Section 10 below that is valued in whole or in part by reference to, or is otherwise based on, Stock.

      (n) "Restricted Stock" means an award of shares of Stock that is subject to restrictions under Section 7 below.

      (o) "Stock" means the Common Stock, $.01 par value per share, of the Company.

      (p) "Stock Appreciation Right" means the right pursuant to an award granted under Section 6 below to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such Stock Option (or such portion thereof) is surrendered, of the shares of Stock covered by such Stock Option (or such portion thereof), subject, where applicable, to the pricing provisions in
Section 6(b)(ii) and (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

      (q) "Stock Option" or "Option" means any option to purchase shares of Stock (including Restricted Stock and Deferred Stock, if the Committee so determines) granted pursuant to Section 5 below.

      (r) "Stock  Purchase  Right" means the right to purchase Stock pursuant to
Section 9.

      (s) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if the corporation (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

      In addition, the terms "Change in Control" and "Change in Control Price" shall have the meanings set forth, respectively, in Sections 1 l(b), (c) and (d) below and the term "Cause" shall have the meaning set forth in Section 5(i) below.

                            SECTION 2. Administration

      The Plan shall be administered by a Committee of no fewer than two Disinterested Persons, who shall be appointed by the Board and who shall serve at the pleasure of the Board. The functions of the Committee specified in the Plan shall be exercised by the Board, if and to the extent that no Committee exists which has the authority to so administer the Plan.

      The Committee shall have full authority to grant, pursuant to the terms of the Plan, to officers and other key employees eligible under Section 4: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Purchase Rights and/or (vi) Other Stock-Based Awards.

      In particular, the Committee shall have the authority:

      (a) to select the officers and other key employees of the Company and its Subsidiaries and Affiliates to whom Stock Options Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and/or Other Stock-Based Awards may from time to time be granted hereunder;

      (b) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and/or Other Stock-Based Awards, or any combination thereof, are to be granted hereunder to one or more eligible employees;

      (c) to determine the number of shares to be covered by each such award granted hereunder;

      (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Stock Option or other award and/or the shares of Stock relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion);

      (e) to determine whether and under what circumstances a Stock Option may be settled in cash, Restricted Stock and/or Deferred Stock under Section 5(k) or
(1), as applicable, instead of Stock;

      (f) to determine whether, to what extent and under what circumstances grants and/or other awards under the Plan and/or other cash awards made by the Company are to be made, and operate, on a tandem basis vis-a-vis other awards under the Plan and/or cash awards made outside of the Plan, or on an additive basis;

      (g) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant
(including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period);

      (h) to determine the terms and restrictions applicable to Stock Purchase Rights and the Stock purchased by exercising such Rights; and

      (i) to grant with the consent of the optionee, in substitution for outstanding Stock Options, replacement Stock Options, which may be at a lower exercise price, provided that, in the case of Incentive Stock Options, at an exercise price less than the Fair Market Value of the Stock at the time of replacement.

      The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

      All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Company and Plan participants.


                        SECTION 3. Stock Subject to Plan

      The  total  number  of  shares  of  Stock   reserved  and   available  for
distribution under the Plan shall be 2,450,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

      Subject to Section 6(b)(iv) below, if any shares of Stock that have been optioned cease to be subject to a Stock Option, or if any such shares of Stock that are subject to any Restricted Stock or Deferred Stock award, Stock Purchase Right or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates, without a payment being made to the participant in the form of Stock, such shares shall again be available for distribution in connection with future awards under the Plan.

      In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split spin-offs, spin-outs or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan, in the number and purchase price of shares subject to outstanding Stock Purchase Rights under the Plan, and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

                             SECTION 4. Eligibility

      Officers, directors and key employees of the Company and its Subsidiaries and Affiliates (but excluding members of the Committee) and any other individual as determined by the Committee who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan.


                            SECTION 5. Stock Options

      Stock Options may be granted alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

      Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

      The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights).

      Options granted under the Plan shall be subject to the following terms and
conditions  and  shall  contain  such  additional  terms  and  conditions,   not
inconsistent with the terms of the Plan, as the Committee shall deem desirable:

      (a) Option Price. The option price per share of Stock purchasable under an Incentive Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% of the Fair Market Value of the Stock at the time of grant. Non-Qualified Stock Options may, in the discretion of the Committee, may be granted at a price per share less than the Fair Market Value of the Stock at the time of grant.

      (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years after the date the Option is granted.

      (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine, in its sole discretion.

      (d) Method of Exercise. Subject to whatever installment exercise provisions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by check, note or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of Stock or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock or Deferred Stock subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee).

            No shares of Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and if requested, has given the representation described in Section 14(a).

      (e) Non-Transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

      (f) Termination by Death. Subject to Section 5(j), if an optionee's employment by the Company or any Subsidiary or Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

      (g) Termination by Reason of Disability. Subject to Section 5(j), if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of one year (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter, provided, however, that, if the optionee dies within such one-year period (or such other period as the Committee shall specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422A of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

4 (h) Other Termination. Unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or after grant, if an optionee's employment by the Company or any Subsidiary or Affiliate terminates for any reason other than death or Disability, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised, to the extent otherwise then exercisable, for the lesser of three months or the balance of such Stock Option's term if the optionee is involuntarily terminated by the Company or any Subsidiary or Affiliate without Cause. For purposes of this Plan, "Cause" means a felony conviction of an optionee or the failure of an optionee to contest prosecution for a felony, or an optionee's willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Company or any Subsidiary or Affiliate.

      (i) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under
Section 422A of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422A.

            To the extent  required for  "incentive  stock option"  status under
Section 422A(b)(7) of the Code (taking into account applicable Internal Revenue Service regulations and pronouncements), the Plan shall be deemed to provide that the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the optionee during any calendar year under the Plan and/or any other stock option plan of the Company or any Subsidiary or parent corporation (within the meaning of Section 425 of the Code) shall not exceed $ 100,000. If Section 422A is hereafter amended to delete the requirement now in
Section 422A(b)(7) that the plan text expressly provide for the $100,000 limitation set forth in Section 422A(b)(7), then this first paragraph of Section 5(i) shall no longer be operative.

      (j) Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash, Stock, Deferred Stock or Restricted Stock an option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

      (k) Settlement Provisions. If the option agreement so provides at grant or is amended after grant and prior to exercise to so provide (with the optionee's consent), the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Option take the form of Deferred or Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value (as determined by the Committee) of such Deferred or Restricted Stock determined without regard to the deferral limitations and/or forfeiture restrictions involved.

                      SECTION 6. Stock Appreciation Rights

      (a) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option.

            A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, subject to such provisions as the Committee may specify at grant where a Stock Appreciation Right is granted with respect to less than the full number of shares covered by a related Stock Option.

            A Stock Appreciation Right may be exercised by an optionee, subject to Section 6(b), in accordance with the procedures established by the Committee for such purpose. Upon such exercise, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options relating to exercised Stock Appreciation Rights shall no longer be exercisable to the extent that the related Stock Appreciation Rights have been exercised.

      (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

            (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section S and this Section 6 of the Plan; provided, however, that any Stock Appreciation Right granted to an optionee subject to Section 16(b) of the Exchange Act subsequent to the grant of the related Stock Option shall not be exercisable during the first six months of its term, except that this special limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of the six-month period. The exercise of Stock Appreciation Rights held by optionees who are subject to Section 16(b) of the Exchange Act shall comply with Rule 16b-3 thereunder, to the extent applicable.

            (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash and/or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. When payment is to be made in shares, the number of shares to be paid shall be calculated on the basis of the Fair Market Value of the shares on the date of exercise. When payment is to be made in cash, such amount shall be calculated on the basis of the average of the highest and lowest quoted bid price, of the Stock on the NASDAQ System during the applicable period referred to in Rule 16b-3(e) under the Exchange Act.

            (iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under
Section 5(e).

            (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in
Section 3 on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued under the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

            (v) In its sole discretion, the Committee may grant "Limited" Stock Appreciation Rights under this Section 6, i.e., Stock Appreciation Rights that become exercisable only in the event of a Change in Control, subject to such terms and conditions as the Committee may specify at grant. Such Limited Stock Appreciation Rights shall be settled solely in cash.

            (vi) The Committee, in its sole discretion, may also provide that, in the event of a Change in Control, the amount to be paid upon the exercise of a Stock Appreciation Right or Limited Stock Appreciation Right shall be based on the Change of Control Price, subject to such terms and conditions on the Committee may specify at grant.


                           SECTION 7. Restricted Stock

            (a) Administration. Shares of Restricted Stock may be issued either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of Restricted Stock (subject to Section 7(b)), the time or times within which such awards may be subject to forfeiture, and all other terms and conditions of the awards.

            The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion.

            The provisions of Restricted Stock awards need not be the same with respect to each recipient.

      (b) Awards and Certificates. The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

            (i) The purchase price for shares of Restricted Stock may be equal to or less than their par value and may be zero.

            (ii) Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the committee may specify at grant) after the award date, by executing a Restricted Stock Award Agreement and paying whatever price (if any) is required under Section 7(b)(i).

            (iii) Each participant receiving a Restricted Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

            (iv) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

      (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

            (i) Subject to the provisions of this Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the "Restricted Period"), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restriction in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion.

            (ii) Except as provided in this paragraph (ii) and Section 7(c)(i), the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Section 14(e), in additional Restricted Stock, to the extent shares are available under Section 3, or otherwise reinvested. Pursuant to Section 3 above, Stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.

            (iii) Subject to the applicable provisions of the award agreement and this Section 7, upon termination of a participant's employment with the Company or any Subsidiary or Affiliate for any reason during the Restriction Period, all shares still subject to restriction will vest or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

            (iv) If and when  the  Restricted  Period  expires  without  a prior forfeiture of the Restricted Stock subject to such Restricted Periods, certificates for an appropriate number of unrestricted shares shall be delivered to the participant promptly.

      (d) Minimum Value Provisions. In order to better ensure that award payments actually reflect the performance of the Company and service of the participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a Restricted Stock award, subject to such performance, future service deferral and other terms and conditions as may be specified by the Committee.


                            SECTION 8. Deferred Stock

      (a) Administration. Deferred Stock may be awarded either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the eligible persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred, and the other terms and conditions of the award in addition to those set forth in Section 8(b).

            The Committee may condition the grant of Deferred Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine, in its sole discretion.

            The provisions of Deferred Stock awards need not be the same with respect to each recipient.

      (b) Terms and Conditions. The shares of Deferred Stock awarded pursuant to this Section 8 shall be subject to the following terms and conditions:

            (i) Subject to the provisions of this Plan and the award agreement referred to in Section 8(b)(vi) below, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Elective Deferral Period referred to in Section 8(b)(v), where applicable), share certificates shall be delivered to the participant, or his legal representative, in a number equal to the shares covered by the Deferred Stock award.

            (ii) Unless otherwise determined by the Committee at grant, amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock award shall be paid to the participant currently, or deferred and deemed to be reinvested in additional Deferred Stock, or otherwise reinvested, all as determined at or after the time of the award by the Committee, in its sole discretion.

            (iii)  Subject  to the  provision  of the award  agreement  and this
Section 8, upon termination of a participant's employment with the Company or Subsidiary or Affiliate for any reason during the Deferral Period for a given award, the Deferred Stock in question will vest or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

            (iv) Based on service, performance and/or such other factors or criteria as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Deferred Stock award and/or waive the deferral limitations for all or any part of such award.

            (v) A participant may elect to further defer receipt of an award (or an installment of an award) for a specified period or until a specified event (the "Elective Deferral Period"), subject in each case to the Committee's approval and to such terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions adopted by the Committee, such election must generally be made at least one-year prior to completion of the Deferral Period for such Deferred Stock award (or such installment).

            (vi) Each award shall be confirmed by, and subject to the terms of, a Deferred Stock agreement executed by the Company and the participant.

      (c) Minimum Value Provisions. In order to better ensure that award payments actually reflect the performance of the Company and service of the participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a deferred stock award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.


                        SECTION 9. Stock Purchase Rights

      (a) Awards and Administration. Subject to Section 3 above, the Committee may grant eligible participants Stock Purchase Rights which shall enable such participants to purchase Stock (including Deferred Stock and Restricted Stock):

            (i)  at its Fair Market Value on the date of grant;

            (ii)  at 50% of such Fair Market Value on such date;

            (iii)  at an amount equal to Book Value on such date; or

            (iv) at an amount equal to the par value of such Stock on such date.

            The Committee shall also impose such deferral, forfeiture and/or other terms and conditions as it shall determine, in its sole discretion, on such Stock Purchase Rights or the exercise thereof.

            The terms of Stock Purchase Rights awards need not be the same with respect to each participant.

            Each Stock Purchase Right award shall be confirmed by, and be subject to the terms of, a Stock Purchase Rights Agreement.

      (b) Exercisability. Stock Purchase Rights shall generally be exercisable for such period after grant as is determined by the Committee not to exceed 30 days. However, the Committee may provide, in its sole discretion, that the Stock Purchase Rights of persons potentially subject to Section 16(b) of the Exchange Act shall not become exercisable until six months and one day after the grant date, and shall then be exercisable for ten trading days at the purchase price specified by the Committee in accordance with Section 9(a).


                      SECTION 10. Other Stock-Based Awards

      (a) Administration. Other awards of Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, Stock ("Other Stock-Based Awards"), including, without limitation, performance shares, convertible preferred stock, convertible debentures, exchangeable securities and Stock awards or options valued by reference to Book Value or subsidiary performance, may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock or Stock Purchase Rights granted under the Plan and/or cash awards made outside of the Plan.

            Subject to the provision of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such awards shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other conditions of the awards. The Committee may also provide for the grant of Stock upon the completion of a specified performance period.

            The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

      (b) Terms and Conditions.  Other Stock-Based  Awards made pursuant to this
Section 10 shall be subject to the following terms and conditions:

            (i) Subject to the provision of the Plan and the award agreement referred to in Section 10(b)(v) below, shares subject to awards made under this
Section 10 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

            (ii) Subject to the provisions of the Plan and the award agreement and unless otherwise determined by the Committee at grant, the recipient of an award under this Section 10 shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the award, as determined at the time of the award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

            (iii) Any award under this Section 10 and any Stock covered by any such award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee, in its sole discretion.

            (iv) In the event of the participant's retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations imposed hereunder (if any) with respect to any or all of an award under this
Section 10.

            (v) Each award under this Section 10 shall be confirmed by, and subject to the terms of, an agreement or other instrument by the Company and by the participant.

            (vi) Stock (including securities convertible into Stock) issued on a bonus basis under this Section 10 may be issued for no cash consideration. Stock (including securities convertible into Stock) purchased pursuant to a purchase right awarded under this Section 10 shall be priced at least 50% of the Fair Market Value of the Stock on the date of grant.


                  SECTION 11. Change in Control Provisions

      (a) Impact of Event.  In the event of a "Change in  Control" as defined in
Section 11 (b), unless otherwise decided by the Committee, the following acceleration and valuation provisions shall apply:

            (i) Any Stock Appreciation Rights (including, without limitation, any Limited Appreciation Rights) outstanding for at least six months and any Stock Options awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested.

            (ii) The restrictions and deferral limitations applicable to any Restricted Stock, Deferred Stock, Stock Purchase rights and Other Stock-Based Awards, in each case to the extent not already vested under the Plan, shall lapse and such shares and awards shall be deemed fully vested.

            (iii) The value of all outstanding Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and Other Stock-Based Awards, in each case to the extent vested, shall, unless otherwise determined by the Committee in its sole discretion at or after grant but prior to any Change in Control, be cashed out on the basis of the "Change in Control Price" as defined in Section 11(d) as of the date such Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control.

      (b) Definition of "Change in Control". For purposes of Section 11(a), a "Change in Control" means the happening of any of the following:

            (i) When any "person" as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the Exchange Act but excluding the Company and any

Subsidiary and any employee benefit plan sponsored or maintained by the Company or any Subsidiary (including any trustee of such plan acting as trustee), directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13(d)-3 under the Exchange Act, as amended from time to time), of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities;

            (ii) When, during any period of 24 consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof, provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this Section 11(b)(ii); or

            (iii) The occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or a Subsidiary through purchase of assets, or by merger, or otherwise.

      (c) Charge in Control Price. For purposes of this Section 11, "Change Control Price" means the highest price per share bid in any transaction reported on the NASDAQ System, or paid or offered in any bona fide transaction related to a Change in Control of the Company at any time during the 60 day period immediately preceding the occurrence of the Change in Control, in each case as determined by the Committee except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the optionee exercises such Stock Appreciation Rights (or Limited Stock Appreciation Rights) or, where applicable, the date on which a cashout occurs under Section 11
(a)(ii).


                      SECTION 12. Amendment and Termination

      The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option, Stock Appreciation Right (or Limited Stock Appreciation Right), Restricted or Deferred Stock award, Stock Purchase Right or Other Stock-Based Award theretofore granted, without the optionee's or participant's consent, or which, without the approval of the Company's stockholders, would cause the Plan to no longer comply with Rule 16b-3 under the Exchange Act or any successor rule or other regulatory requirements.

      The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without the holder's consent.

      Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules.

                       SECTION 13. Unfunded Status of Plan

      The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder, provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.


                         SECTION 14. General Provisions

      (a) The Committee may require each person purchasing shares pursuant to a Stock Option or other award under the Plan to represent and to agree with the Company in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

            All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

      (b) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

      (c) The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary or Affiliate any right to continued employment with the Company or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

      (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries and Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment or any kind otherwise due to the participant.

      (e) The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Stock (or in Deferred Stock or other types of Plan awards) at the time of any dividend payment shall be permissible only if sufficient shares of Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options, Stock Purchase Rights and other Plan awards).

      (f) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.


                       SECTION 15. Effective Date of Plan

      The Plan shall be effective as of April 24, 1989, subject to the approval of the Plan by a majority of the votes cast by the holders of the Stock at the next annual stockholder's meeting in 1989. Any grants made under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned on, and subject to, such approval of the Plan by such shareholders.


                            SECTION 16. Term of Plan

      No Stock Option, Stock Appreciation Right, Restricted Stock award, Deferred Stock award, Stock Purchase Right or Other Stock-Based Award shall be granted pursuant to the Plan on or after the tenth anniversary of the date of stockholder approval, but awards granted prior to such tenth anniversary may extend beyond that date.

                                                                       EXHIBIT C
                       EXCALIBUR TECHNOLOGIES CORPORATION
                        1996 EMPLOYEE STOCK PURCHASE PLAN


            Excalibur Technologies Corporation, a Delaware corporation, hereby adopts this Excalibur 1996 Employee Stock Purchase Plan (the "Plan") as of the Effective Date. The purposes of this Plan are as follows:

            (1) To assist employees of the Company in acquiring a stock ownership interest in the Company pursuant to a plan which is intended to qualify as an "employee stock purchase plan" under section 423 of the Internal Revenue Code of 1986, as amended.

            (2) To help employees provide for their future security and to encourage them to remain in the employment of the Company.

            1.  Definitions

            Whenever any of the following terms is used in the Plan with the first letter or letters capitalized, it shall have the following meaning unless the context clearly indicates to the contrary (such definitions to be equally applicable to both the singular and plural forms of the terms defined):

                  (a) "Code" means the Internal Revenue Code of 1986, as amended.

                  (b) "Committee" means the committee appointed to administer the Plan pursuant to paragraph 10.

                  (c) "Company" means Excalibur Technologies Corporation, a Delaware corporation.

                  (d) "Dates of Exercise" means the dates as of which an Option is exercised and the Stock subject to that Option is purchased. With respect to any Option, the Dates of Exercise are the last day of each three month period ending January 31, April 30, July 31 and October 31 in which Stock is traded in the over-the-counter market during the Option Period in which that Option was granted.

                  (e) "Date of Grant" means the date as of which an Option is granted, as set forth in paragraph 3(a).

                  (f) "Eligible Compensation" means total cash compensation received from the Company as regular compensation during an Option Period. By way of illustration, and not by way of limitation, Eligible Compensation includes regular compensation such as salary, wages, overtime, bonuses, commissions, and incentive compensation, but excludes relocation expense reimbursements, other reimbursements and income realized as a result of participation in any stock option, stock purchase, or similar plan of the Company.

                  (g)  "Effective Date" means August 1, 1996.

                  (h) "Eligible Employee" means any employee of the Company does not, immediately after the Option is granted, own (within the meaning Code Sections 423(b)(3) and 424(d)) stock possessing five percent or more of the total combined voting power or value of all classes of stock of the company.

                  (i) "Option" means an option granted under the Plan to an Eligible Employee to purchase shares of Stock.

                  (j) "Option Period" means with respect to any Option the period beginning upon the Date of Grant and ending on the July 31 or January 31 immediately following the Date of Grant, whichever is earlier, or ending on such other date as the Committee shall determine. No Option Period may exceed 5 years from the Date of Grant.

                  (k) "Option Price" with respect to any Option has the meaning set forth in paragraph 4(b).

                  (l) "Participant" means an Eligible Employee who has complied with the provisions of paragraph 3(b).

                  (m) "Periodic Deposit Account" means the account established and maintained by the Company to which shall be credited pursuant to Section 3(c) amounts received from Participants for the purchase of Stock under the Plan.

                  (n) "Plan" means this Excalibur Technologies Corporation 1996 Employee Stock Purchase Plan.

                  (o) "Plan Year" means the fiscal year of the Company which begins on February 1.

                  (p) "Stock" means shares of common stock, par value $.01 per share, of the Company.

                  (q) "Stock Purchase Account" means the account established and maintained by the Company to which Stock purchased upon exercise of an Option under the Plan shall be credited pursuant to Section 4(c).

                  (r) Subsidiary means any corporation other than the Company in an unbroken chain of corporations beginning with the Company if at the time of the granting of the Option each of the corporations other than the last corporation, in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            2.  Stock Subject to Plan

            Subject to the provisions of paragraph 8 (relating to adjustment upon changes in the Stock) the Stock which may be sold pursuant to Options granted under the Plan shall not exceed in the aggregate 250,000 shares, and may be newly issued shares or treasury shares or shares bought in the market or otherwise for purposes of the Plan.

            3.  Grant of Options

                  (a)  General Statement

                  The Company may grant Options under the Plan to all Eligible Employees on February 1 and/or August 1 of each Plan Year or on such other date as the Committee shall designate. The term of each Option shall end on the last day of the Option Period with respect to which the Option is granted. With respect to each Offering Period each Eligible Employee shall be granted an Option on the Date of Grant for as many full and fractional shares of Stock as the Eligible Employee may purchase with up to 10% of the Compensation he or she receives during the Option Period (or during any portion of the Option Period as the Eligible Employee may elect to participate).

                  (b)  Election to Participate

                  Each Eligible Employee who elects to participate in the Plan shall communicate to the Company in accordance with procedures established by the Committee an election to participate in the Plan whereby the Eligible Employee designates a stated whole percentage equaling at least 1% but no more than 10% of his or her Eligible Compensation during the Option Period to be deposited periodically in his or her Periodic Deposit Account under subparagraph
(c). The cumulative amount deposited in the Periodic Deposit Account during a Plan Year with respect to any Eligible Employee may not exceed the limitation stated in subparagraph (d). A Participant's election to participate in the Plan shall continue in effect during the current and subsequent Option Periods until changed pursuant to subparagraph 3(c).

                  (c)  Periodic Deposit Accounts

                  The Company shall maintain a Periodic Deposit Account for each Participant and shall credit to that account in U.S. dollars all amounts received under the Plan from the Participant. No interest will be paid to any Participant or credited to his or her Periodic Deposit Account under the Plan with respect to such funds. All amounts credited to a Participant's Periodic Deposit Account shall be used to purchase Stock under subparagraph 4(c) and no portion of a Participant's Periodic Deposit Account shall be refunded to him or her.

                  Credits to an Eligible Employee's Periodic Deposit Account shall be made by payroll deduction or by other alternate payment arrangements in accordance with rules and procedures established by the Committee. An Eligible Employee may increase, decrease or eliminate the periodic credits to his or her Periodic Deposit Account for future periods by filing a new election amount at any time during an Option Period. The change shall become effective in accordance with the Committee's rules and procedures as soon as practicable after the Company receives the election but the change will not affect the amounts deposited with respect to Eligible Compensation sooner than the Eligible Compensation payable with respect to the next pay period after the Company receives the authorization.

                  (d)  $25,00 Limitation

                  No Eligible Employee shall be permitted to purchase Stock under the Plan or under any other employee stock purchase plan of the Company or of any Subsidiary which is intended to qualify under Code Section 423, at a rate which exceeds $25,000 in fair market value of Stock (determined at the time the Option is granted) for each calendar year in which any such Option granted to such Participant is outstanding at any time.

            4.  Exercise of Options

                  (a)  General Statement

                  On each Date of Exercise the entire Periodic Deposit Account of each Participant shall be used to purchase at the Option Price whole and/or fractional shares of Stock subject to the Option. Each Participant automatically and without any act on his or her part will be deemed to have exercised his or her Option on each such Date of Exercise to the extent that the amounts then credited to the Participant s Periodic Deposit Account under the Plan are used to purchase Stock.

                  (b)  Option Price Defined

                  The Option Price per share of Stock to be paid by each Participant on each exercise of his or her Option shall be an amount in U.S. dollars equal to 85% of the fair market value of a share of Stock as of the applicable Date of Exercise. The fair market value of a share of Stock as of an applicable Date of Exercise shall be the closing sale price of a share of Stock traded in the over-the-counter market on such date.

                  (c)  Stock Purchase Accounts; Stock Certificates

                  The Company shall maintain a Stock Purchase Account for each Participant to reflect the Stock purchased under the Plan by the Participant. Upon exercise of an Option by a Participant pursuant to subparagraph 4(a), the Company shall credit to the Participant's Stock Purchase Account the whole or fractional shares of Stock purchased at that time.

                  Except as provided in paragraph 5, certificates with respect to Stock credited to a Participant's Stock Purchase Account shall be issued only on request by the Participant for a distribution of whole shares or when necessary to comply with the transaction requirements outside the United States. Upon issuance of such a Stock certificate to a Participant, the Participant's Stock Purchase Account shall be adjusted to reflect the number of shares of Stock distributed to the Participant.

            5.  Rights on Retirement, Death, Termination of Employment

            If a Participant retires, dies, or otherwise terminates employment, then to the extent practicable, no further amounts shall be credited to the Participant's Periodic Deposit Account from any pay due and owing with respect to the Participant after such retirement, death, or other termination of employment. All amounts credited to such a Participant's Periodic Deposit Account shall be used on the next Date of Exercise in that Option Period to purchase Stock under paragraph 4. Such a Participant's Stock Purchase Account shall be terminated, and Stock certificates with respect to whole shares of Stock and cash with respect to fractional shares of Stock shall be distributed as soon as practicable after such Date of Exercise.

            Notwithstanding anything in this Plan to the contrary and except to the extent permitted under Code Section 423(a), a Participant's Option shall not be exercisable more than three months after the Participant retires or otherwise ceases to be employed by the Company.

            6.  Restriction Upon Assignment

            An Option granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution, and is exercisable during the Participant's lifetime only by the Participant. The Company will not recognize and shall be under no duty to recognize any assignment or purported assignment by a Participant, other than by will or the laws of descent and distribution, of the Participant's interest in the Plan or of his or her Option or of any rights under his or her Option.

            7.  No Rights of Stockholder Until Exercise of Option

            A Participant shall not be deemed to be a stockholder of the Company, nor have any rights or privileges of a stockholder, with respect to the number of shares of Stock subject to an Option. A Participant shall have the rights and privileges of a stockholder of the Company when, but not until, the Participant's Option is exercised pursuant to paragraph 4(a) and the Stock purchased by the Participant at that time has been credited to the Participant's Stock Purchase Account.

            8.  Changes in the Stock; Adjustments of an Option

            If, while any Options are outstanding, the outstanding shares of Stock have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company, or there has been any other change in the capitalization of the Company, through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split, spinoff or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or kind of shares which are subject to purchase under outstanding Options and to the Option Exercise Price or prices applicable to such outstanding Options, including, if the Committee deems appropriate, the substitution of similar options to purchase shares of another company (with such other company's consent). In addition, in any such event, the number and/or kind of shares which may be offered in the Options shall also be proportionately adjusted. No adjustments to outstanding Options shall be made for dividends paid in the form of stock.

            9.  Use of Funds; Repurchase of Stock

            All funds received or held by the Company under the Plan will be included in the general funds of the Company free of any trust or other restriction and may be used for any corporate purpose. The Company shall not be required to repurchase from any Eligible Employee shares of Stock which such Eligible Employee acquires under the Plan.

            10.  Administration by Committee

                  (a)  Appointment of Committee

                  The board of directors of the Company, or its delegate, shall appoint a Committee, which shall be composed of one or more members, to administer the Plan on behalf of the Company. Each member of the Committee shall serve for a term commencing on the date specified by the board of directors of the Company, or its delegate, and continuing until he or she dies or resigns or is removed from office by such board of directors, or its delegate.

                  (b)  Duties and Powers of Committee

                  It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to:

                        (1) determine when the initial and subsequent Option Periods will commence;

                        (2)  interpret the Plan and the Options;

                        (3) adopt such rules for the administration, interpretation, and application of the Plan as are consistent with the Plan and Code Section 423; and

                        (4)  interpret, amend, or revoke any such rules.

            In its absolute discretion, the board of the directors of the Company may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan. The Committee may delegate any of its responsibilities under the Plan by designating in writing other persons to carry out any or all of such responsibilities.

                  (c)  Majority Rule

                  The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

                  (d)   Compensation; Professional Assistance; Good Faith
                        Actions

                  Each member of the Committee who is an employee of the Company or a Subsidiary shall receive no additional compensation for his or her services under the Plan. Each Committee member who is not an employee of the Company or a Subsidiary shall receive such compensation for his or her services under the Plan as may be determined by the board of directors of the Company, or its delegate. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company, and its officers and directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

            11.  No Rights as an Employee

            Nothing in the Plan nor any Option shall be construed to give any person (including any Eligible Employee or Participant) the right to remain in the employ of the Company or to affect the right of the Company to terminate the employment of any person (including any Eligible Employee or Participant) at any time with or without cause, to the extent otherwise permitted under law.

            12.  Term of Plan

            No Option may be granted during any period of suspension of the Plan or after termination of the Plan, and in no event may any Option be granted under the Plan after five years from the commencement of the initial Option Period.

            13.  Amendment of the Plan

            The board of directors of the Company, or its delegate, may amend, suspend, or terminate the Plan at any time; provided that approval by the vote of the holders of more than 50% of the outstanding shares of the Stock entitled to vote shall be required to amend the Plan to reduce the Exercise Price or increase the number of shares of Stock reserved for the Options under the Plan.

            14.  Effect Upon Other Plans

            The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company, except to the extent required by law. Nothing in this Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for employees of the

Company or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

            15.  Notices

            Any notice to be given under the terms of the Plan to the Company shall be addressed to the Company in care of the Committee and any notice to be given to the Eligible Employee shall be addressed to the Eligible Employee at his or her last address as reflected in the Company's records. By a notice given pursuant to this paragraph, either party may hereafter designate a different address for notices to be given to it or the Eligible Employee. Any notice which is required to be given to the Eligible Employee shall, if the Eligible Employee is then deceased, be given to the Eligible Employee's personal representative if such representative has previously informed the Company of his or her status and address by written notice under this paragraph. Any notice shall have been deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office, branch post office, or other depository regularly maintained by the United States Postal Services.

            16.  Titles

            Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.